UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Section 240.14a

THE KOREA FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THE KOREA FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 24, 2007

SOLICITATION SCRIPT

Good (morning, afternoon, evening), may I please speak with ______?  (Mr./Mrs.)______, my name is (full name) and I am calling on behalf of your investment with The Korea Fund, Inc.  I wanted to confirm that you have received the proxy material for the shareholder meeting scheduled to take place on October 24, 2007.  Have you received it? (proceed to YES or NO.)

YES

Great.  Before I continue, I’d like you to know this call is being recorded to ensure we accurately represent your instructions.  As a convenience to you, I can go ahead and record your voting instructions over the phone if you would like.  Your Board of Directors is recommending a vote in favor of the proposals.  Would you like to vote along with the recommendations of your Board? ( proceed to  “YES” or “NO – offer to review proposal(s)”.

NO

Sorry to hear that.  I can have another package sent out to you.  (Mr./Ms.) ______, is the correct address 100 Example Street, NY, NY 10165? (If no, enter new address.) Okay, thank you.  You will receive the material shortly.  Once you receive the material you can contact us to answer any questions you may have and also to issue your vote right over the phone, rather than mailing back the proxy card.  If you have a pen or pencil handy, I’ll leave you with our toll-free number.  That number is (800) 622-1649.

YES

Thank you.  I am recording your ______ vote.  For confirmation purposes, may I please have your full address?  "Confirm Name, Street Address, City, State and Zip."  Thank you.  You will receive written confirmation of your voting instructions in the mail.

NO – offer to review proposal(s):

If you would like, I can review the meeting agenda with you right now and would be happy to answer any questions you may have.  Would you like to me to do so? (If “YES” review proposals.)  Would you like to vote along with the recommendations of your Board? (if yes, proceed, if no, proceed to “NO”)  Thank you.  I am recording your ______ vote.  For confirmation purposes, may I please have your full address? "Confirm Name, Street Address,  City, State and Zip.”   Thank you.  You will receive written confirmation of your voting instructions in the mail.

NO

Every vote is very important.   When you have a moment, please review the proxy material and vote your shares by contacting us directly toll-free at (800) 622-1649.  You may also log on to the website listed on your proxy card, or sign the proxy card and mail it in the enclosed envelope.

ENDING THE CALL - THANK THE SHAREHOLDER

(Mr./Mrs.) _____, your vote is very important and your time is greatly appreciated. Thank you and have a nice (morning, afternoon,evening).